Filed pursuant to Rule 497(a)

Registration No. 333-267593

Rule 482ad

BlackRock TCP Capital Corp. Prices Offering of 6.95% Notes due 2029

SANTA MONICA, Calif., May 22, 2024 - BlackRock TCP Capital Corp. (NASDAQ: TCPC) (“TCPC” or the “Company”) announced today the pricing of an underwritten public offering of $325,000,000 in aggregate principal amount of 6.95% notes due 2029 (the “Notes”). The Notes are expected to be issued on or about May 30, 2024, subject to customary closing conditions.

The Notes will be the senior unsecured obligations of the Company and will bear interest at a rate of 6.95% per year, payable semiannually. The Notes will mature on May 30, 2029 and may be redeemed in whole or in part at the Company’s option at any time at par plus a “make-whole” premium, provided that the Notes may be redeemed at par one month prior to their maturity.

The Company intends to use the net proceeds of the offering of the Notes to repay the Company’s outstanding 3.900% Notes due 2024 at or before maturity and for the temporary repayment of the Company’s other indebtedness. The Company may also invest the net proceeds of the offering of the Notes in accordance with its investment objective and for other general corporate purposes, including the payment of operating expenses.

Morgan Stanley & Co. LLC, BofA Securities, Inc. and SMBC Nikko Securities America, Inc. are acting as joint book-running managers.

This offering is being made pursuant to an effective shelf registration statement and prospectus and a related preliminary prospectus supplement filed by the Company with the Securities and Exchange Commission (the “SEC”). Before investing, potential investors should read the prospectus and the related preliminary prospectus supplement, the shelf registration statement and other documents that the Company has filed with the SEC for more complete information about the Company and this offering.

Copies of the prospectus supplement and related prospectus for this offering can be obtained from Morgan Stanley & Co. LLC by calling (866) 718-1649 or emailing prospectus@morganstanley.com; BofA Securities, Inc. by calling (800) 294-1322 or emailing dg.prospectus_requests@bofa.com; or SMBC Nikko Securities America, Inc. by calling (888) 868-6856 or emailing prospectus@smbcnikko-si.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, including the Notes. There shall not be any sale of the securities described herein in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

ABOUT BLACKROCK TCP CAPITAL CORP.

BlackRock TCP Capital Corp. (NASDAQ: TCPC) is a specialty finance company focused on direct lending to middle-market companies as well as small businesses. TCPC lends primarily to companies with established market positions, strong regional or national operations, differentiated products and services and sustainable competitive advantages, investing across industries in which it has significant knowledge and expertise. TCPC’s investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. TCPC is a publicly-traded business development company (“BDC”) regulated under the Investment Company Act of 1940 and is externally managed by its advisor, a wholly-owned, indirect subsidiary of BlackRock, Inc.

FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which relate to future events or the future performance or financial condition of the Company. The forward-looking statements contained in this press release involve a number of risks and uncertainties, including statements concerning: (i) the Company’s, or the Company’s portfolio companies’, future business, operations, operating results or prospects; (ii) the return or impact of current and future investments; (iii) the impact of a protracted decline in the liquidity of credit markets on the Company’s business; (iv) the impact of fluctuations in interest rates on the Company’s business; (v) the impact of changes in laws or regulations governing the Company’s operations or the operations of the Company’s portfolio companies; (vi) the Company’s contractual arrangements and relationships with third parties; (vii) the general economy and its impact on the industries in which the Company invests; (viii) the financial condition of and ability of the Company’s current and prospective portfolio companies to achieve their objectives; (ix) the Company’s expected financings and investments; (x) the adequacy of the Company’s financing resources and working capital; (xi) the ability of the Company’s investment advisor to locate suitable investments for the Company and to monitor and administer its investments; (xii) the timing of cash flows, if any, from the operations of the Company’s portfolio companies; (xiii) the timing, form and amount of any dividend distributions; (xiv) our ability to maintain the Company’s qualification as a regulated investment company and as a BDC; (xv) the ability to realize the anticipated benefits of the Company’s acquisition of BlackRock Capital Investment Corporation; and (xvi) the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks.

The Company uses words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “could,” “may,” “plan” and similar words to identify forward-looking statements. The forward looking statements contained in this press release involve risks and uncertainties. The Company’s actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” in the Company’s Form 10-K for the year ended December 31, 2023, and the Company’s subsequent periodic filings with the SEC.

The Company has based the forward-looking statements included in this press release on information available to it on the date of this press release, and the Company assumes no obligation to update any such forward-looking statements. Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that the Company may make directly to you or through reports that it has filed or in the future may file with the SEC, including Annual Reports on Form 10-K, Registration Statements on Form N-2, Quarterly reports on Form 10-Q and Current Reports on Form 8-K.

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BlackRock TCP Capital Corp.

Michaela Murray

(310) 566-1094

investor.relations@tcpcapital.com

Source: BlackRock TCP Capital Corp.

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